Pacific Select Fund
Exhibit 77O
Transactions pursuant to Rule 10f-3

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PACIFIC SELECT FUND- Fasciano Small Equity Portfolio
Report Pursuant to Rule 10f-3
Quarter ending March 31, 2006


							Comparable Securities
			     Securities Purchased

						     (1)		 (2)		(3)

(1)	Name of Issuer 	     Healthspring, Inc.	     Smart Modular       Koppers  	N/A
			     		 	     Technologies, Inc.	 Holdings, Inc.

(2)	Description of 	     Common Stock	     Common Stock	 Common Stock	N/A
	Security (name,
	coupon, maturity,
	subordination,
	common stock, etc.)

(3)	Date of Purchase	02/02/06	 	N/A		N/A		N/A
(4)	Unit Price		$19.50			$9.00		$14.00		N/A
(5)	Current Yield		N/A			N/A		N/A		N/A
(6)	Yield to Maturity	N/A			N/A		N/A		N/A
(7)	Principal Amount of 	$366,600,000		$163,636,362	$140,000,000	N/A
	Total Offering
(8)	Underwriting Spread	$1.2675			$0.63		$0.98		N/A


PPACIFIC SELECT FUND- Fasciano Small Equity Portfolio
Report Pursuant to Rule 10f-3

							Comparable Securities
				Securities Purchased

							(1)		(2)		(3)

(9)	Names of Underwriters 	Goldman,Sachs & Co. 	Citigroup 	Credit Suisse 	N/A
				Citigroup, UBS 		Global Markets, Securities,
				Investment Bank,	Needham & Co.,	UBS Securities,
				Lehman Brothers,	J.P. Morgan  	First Analysis							CIBC World Markets, 	Securities,  	Securities,
				Raymond James,		Bear Stearns,  	Jefferies &
				Avondale Partners	Needham & Co.,	Company,
							Thomas Weisel	KeyBanc Capital
							Partners, 	Markets
							Chatsworth
							Securities,
							Ladenburg,
							Thalmann & Co,
							Oppenheimer & Co,
							Susquehanna
							Financial Group

(10)	Years of Continuous
	Operation		At least 3 years	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,462,500		N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.1516%			N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	.2473%			N/A		N/A		N/A
(14)	Sum of (12) and (13)	.3989%			N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.0009%			N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased 		Citigroup Global	N/A		N/A		N/A
				Markets Inc.
(17)	Is Fund Manager a
	Manager or Co-Manager
	in Offering?		Lehman Brothers Inc.	N/A		N/A		N/A





			PACIFIC SELECT FUND - Fasciano Small Equity Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the
	securities offered, except those purchased by others pursuant to a rights
	offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during
	a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including
	the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from
	a syndicate manager shall not be deemed to be a purchase from an
	Affiliated Underwriter so long as (a) such Affiliated Underwriter did not
	benefit directly or indirectly from, the transaction, and, (b) in the case
	of Eligible Municipal Securities, the purchase was not designated as a
	group sale or otherwise allocated to the account of any Affiliated
	Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: May 22, 2006				Signed:	/s/ Kevin A. Pemberton
						Name:   Kevin A. Pemberton
						Title:  Vice President, Compliance Officer
							Sub-Advised Funds









PACIFIC SELECT FUND- Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3
Quarter ending March 31, 2006


							Comparable Securities
			     Securities Purchased

						     (1)		 (2)		(3)

(1)	Name of Issuer 	     Chipotle Mexican 	     Ruth's Chris        Kona Grill,  	N/A
			     Grill, Inc. 	     Steak House, Inc.	 Inc.

(2)	Description of 	     Common Stock	    Common Stock	 Common Stock	N/A
	Security (name,
	coupon, maturity,
	subordination,
	common stock, etc.)

(3)	Date of Purchase	01/25/06	 	N/A		N/A		N/A
(4)	Unit Price		$22.00			$18.00		$11.00		N/A
(5)	Current Yield		N/A			N/A		N/A		N/A
(6)	Yield to Maturity	N/A			N/A		N/A		N/A
(7)	Principal Amount of 	$173,333,336		$234,000,000	$27,500,000	N/A
	Total Offering
(8)	Underwriting Spread	$1.54			$1.26		$0.77		N/A


PPACIFIC SELECT FUND- Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3

							Comparable Securities
				Securities Purchased

							(1)		(2)		(3)

(9)	Names of Underwriters 	Morgan Stanley,	 	Banc of America	Oppenheimer 	N/A
				SG Cowen & Co.,		Securities	Feltl and
				Banc of America 	LLC, Wachovia  	Company
				Securities LLC, 	Securities,
				Citigroup, JP Morgan,	Goldman, Sachs
				Merrill Lynch & Co.	& Co., RBC
				A.G. Edwards,		Capital Markets,
				RBC Capital Markets	CIBC World
							Markets, SG
							Cowen & Co.
							Piper Jaffray

(10)	Years of Continuous
	Operation		At least 3 years	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$35,200			N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.020%			N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	1.733%			N/A		N/A		N/A
(14)	Sum of (12) and (13)	1.753%			N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.012%			N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased 		SG Cowen Securities	N/A		N/A		N/A
(17)	Is Fund Manager a
	Manager or Co-Manager
	in Offering?		Yes 			N/A		N/A		N/A





			PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the
	securities offered, except those purchased by others pursuant to a rights
	offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during
	a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including
	the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from
	a syndicate manager shall not be deemed to be a purchase from an
	Affiliated Underwriter so long as (a) such Affiliated Underwriter did not
	benefit directly or indirectly from, the transaction, and, (b) in the case
	of Eligible Municipal Securities, the purchase was not designated as a
	group sale or otherwise allocated to the account of any Affiliated
	Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 03/31/2006				Signed:	/s/ Dennis Lynch
						Name:   Dennis Lynch
						Title:  Fund Manager










PACIFIC SELECT FUND- Real Estate Portfolio
Report Pursuant to Rule 10f-3
Quarter ending June 30, 2006


							Comparable Securities
			     Securities Purchased

						     (1)		 (2)		(3)

(1)	Name of Issuer 	     Morgans Hotel Group     Brookdale	       	Cogdell  	N/A
			     Co.	 	     Senior Living	Spencer Inc.
						     Inc.
(2)	Description of 	     Common Stock	    Common Stock	 Common Stock	N/A
	Security (name,
	coupon, maturity,
	subordination,
	common stock, etc.)

(3)	Date of Purchase	02/13/06	 	N/A		N/A		N/A
(4)	Unit Price		$20.00			$19.00		$17.00		N/A
(5)	Current Yield		N/A			N/A		N/A		N/A
(6)	Yield to Maturity	N/A			N/A		N/A		N/A
(7)	Principal Amount of 	$360,000,000		$210,368,000	$98,600,000	N/A
	Total Offering
(8)	Underwriting Spread	$1.30			$1.33		$1.08		N/A


PACIFIC SELECT FUND- Real Estate Portfolio
Report Pursuant to Rule 10f-3

							Comparable Securities
				Securities Purchased

							(1)		(2)		(3)

(9)	Names of Underwriters 	Morgan Stanley,	 	Goldman, Sachs 	Banc of 	N/A
				Merrill Lynch & Co.,	& Co., Lehman	America
				Citigroup,		Brothers,	Securities LLC,
				Banc of America		Citigroup,  	BB&T Capital							Securities LLC, 	UBS Investment 	Markets
				Thomas Weisel		Bank
				Partners LLC,												Jeffries & Company


(10)	Years of Continuous
	Operation		At least 3 years	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,180,400		N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.606%			N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	3.470%			N/A		N/A		N/A
(14)	Sum of (12) and (13)	4.076%			N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.244%			N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased 		Merrill Lynch		N/A		N/A		N/A

(17)	Is Fund Manager a
	Manager or Co-Manager
	in Offering?		Yes			N/A		N/A		N/A





			PACIFIC SELECT FUND - Real Estate Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the
	securities offered, except those purchased by others pursuant to a rights
	offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during
	a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including
	the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from
	a syndicate manager shall not be deemed to be a purchase from an
	Affiliated Underwriter so long as (a) such Affiliated Underwriter did not
	benefit directly or indirectly from, the transaction, and, (b) in the case
	of Eligible Municipal Securities, the purchase was not designated as a
	group sale or otherwise allocated to the account of any Affiliated
	Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 03/31/2006				Signed:	/s/ Theodore Bigman
						Name:   Theodore Bigman
						Title:  Fund Manager
							Sub-Advised Funds








PACIFIC SELECT FUND- Fasciano Small Equity Portfolio
Report Pursuant to Rule 10f-3
Quarter ending June 30, 2006


							Comparable Securities
			     Securities Purchased

						     (1)		 (2)		(3)

(1)	Name of Issuer 	     J. Crew Group, Inc.     Omniture, Inc.    	PGT, Inc.  	N/A

(2)	Description of 	     Common Stock	    Common Stock	 Common Stock	N/A
	Security (name,
	coupon, maturity,
	subordination,
	common stock, etc.)

(3)	Date of Purchase	06/27/06	 	N/A		N/A		N/A
(4)	Unit Price		$20.00			$6.50		$14.00		N/A
(5)	Current Yield		N/A			N/A		N/A		N/A
(6)	Yield to Maturity	N/A			N/A		N/A		N/A
(7)	Principal Amount of 	$360,000,000		$210,368,000	$98,600,000	N/A
	Total Offering
(8)	Underwriting Spread	$1.30			$1.33		$1.08		N/A


PACIFIC SELECT FUND- Real Estate Portfolio
Report Pursuant to Rule 10f-3

							Comparable Securities
				Securities Purchased

							(1)		(2)		(3)

(9)	Names of Underwriters 	Goldman, Sachs & Co., 	Morgan Stanley	Deutsche Bank 	N/A
				Citigroup, Bear		Deutsche Bank	Securities,
				Stearns & Co. Inc.,	Securities,	JMP Securities,
				Banc of America		Credit Suisse, 	Raymond James,							Securities LLC, 	JP Morgan 	JP Morgan,
				JP Morgan,				Suntrust
				Citigroup, Lehman			Robinson							Brothers, Credit			Humphrey
				Suisse, Wachovia
				Securities
(10)	Years of Continuous
	Operation		At least 3 years	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$148,000		N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.0365%			N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	0.0791%			N/A		N/A		N/A
(14)	Sum of (12) and (13)	0.1156%			N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.0361%			N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased 		Goldman Sach & Co.	N/A		N/A		N/A

(17)	Is Fund Manager a
	Manager or Co-Manager
	in Offering?		Yes, Lehman Brothers	N/A		N/A		N/A
 				Inc.




			PACIFIC SELECT FUND - Fasciano Small Equity Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the
	securities offered, except those purchased by others pursuant to a rights
	offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during
	a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including
	the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from
	a syndicate manager shall not be deemed to be a purchase from an
	Affiliated Underwriter so long as (a) such Affiliated Underwriter did not
	benefit directly or indirectly from, the transaction, and, (b) in the case
	of Eligible Municipal Securities, the purchase was not designated as a
	group sale or otherwise allocated to the account of any Affiliated
	Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: August 21, 2006				Signed:	/s/ Michael Bradler
						Name:   Michael Bradler
						Title:  Vice President







PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3
Quarter ending June 30, 2006


							Comparable Securities
			     Securities Purchased

						     (1)		 (2)		(3)

(1)	Name of Issuer 	     Questar Market	     Smith	    	N/A	  	N/A
			     Resources, Inc.	     International Inc.
(2)	Description of 	     STR, 6.05%	9/1/2016     SII 6.00% 	 	N/A		N/A
	Security (name, 			     June 15, 2016
	coupon, maturity,
	subordination,
	common stock, etc.)

(3)	Date of Purchase	05/11/06	     6/12/06		N/A		N/A
(4)	Unit Price		99.663%		     99.888%		N/A		N/A
(5)	Current Yield		6.196		     6.050%		N/A		N/A
(6)	Yield to Maturity	6.368%		     6.112%  		N/A		N/A
(7)	Principal Amount of 	$249,157,500	     $274,692,000	N/A		N/A
	Total Offering
(8)	Underwriting Spread	$0.65		     $0.60		N/A		N/A


PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3

							Comparable Securities
				Securities Purchased

							(1)		(2)		(3)

(9)	Names of Underwriters 	Banc of America, 	Merrill Lynch	N/A	 	N/A
				Securities LLC,		Calyon
				Goldman, Sachs & Co.,	Securities,
				Harris Nesbitt,		(USA), JP Morgan, 								JP Morgan,		LaSalle Capital
				SunTrust Robinson	Markets, RBS
				Humphrey, Wachovia	Greenwich Capital
				Securities,
				Wells Fargo Securities

(10)	Years of Continuous
	Operation		3+ years		N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$39,755,571		$25,831,037	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.36%			0.20%		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	2.34%			1.52%		N/A		N/A
(14)	Sum of (12) and (13)	2.70%			1.72%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	15.60%			9.40%		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased 		BA Securities Inc.	N/A		N/A		N/A

(17)	Is Fund Manager a
	Manager or Co-Manager
	in Offering?		Co-Manager		Co-Manager	N/A		N/A





			PACIFIC SELECT FUND - Diversified Bond Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the
	securities offered, except those purchased by others pursuant to a rights
	offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during
	a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including
	the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from
	a syndicate manager shall not be deemed to be a purchase from an
	Affiliated Underwriter so long as (a) such Affiliated Underwriter did not
	benefit directly or indirectly from, the transaction, and, (b) in the case
	of Eligible Municipal Securities, the purchase was not designated as a
	group sale or otherwise allocated to the account of any Affiliated
	Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: July 12, 2006				Signed:	/s/ Madalina Duta
						Name:   Madalina Duta
						Title:  Regulatory Reporting Manager






PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3
Quarter ending June 30, 2006


						     Comparable Securities
			     Securities Purchased

						     (1)		 (2)		(3)

(1)	Name of Issuer 	     Harley-Davidson	     Carmax Auto  	N/A	  	N/A
			     Motorcycle Trust	     Owner Trust
			     2006-2 A2		     2006-1 A4
(2)	Description of 	     HDMOT 2006-2 A2	     CARMX 2006-1 A4 	N/A		N/A
	Security (name,	     5.35% March 15, 2013    5.41% June 15,
	coupon, maturity, 			     2011
	subordination,
	common stock, etc.)

(3)	Date of Purchase	05/19/06	     5/23/06		N/A		N/A
(4)	Unit Price		99.985%		     99.998%		N/A		N/A
(5)	Current Yield		5.594%		     5.41%		N/A		N/A
(6)	Yield to Maturity	5.597%		     5.41%  		N/A		N/A
(7)	Principal Amount of 	$302,000,000	     $85,198,296	N/A		N/A
	Total Offering
(8)	Underwriting Spread	$0.18		     $0.24		N/A		N/A


PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3

							Comparable Securities
				Securities Purchased

							(1)		(2)		(3)

(9)	Names of Underwriters 	JP Morgan, ABN	 	Credit Suisse,	N/A	 	N/A
				AMRO Incorporated,	JP Morgan
				BNP Paribas,
				Citigroup,
				Wachovia Securities

(10)	Years of Continuous
	Operation		3+ years		N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$28,810,678		N/a		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.25%			N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	1.70%			N/A		N/A		N/A
(14)	Sum of (12) and (13)	1.95%			N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	9.54%			N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased 		ABN AMRO		N/A		N/A		N/A
				Incorporated
(17)	Is Fund Manager a
	Manager or Co-Manager
	in Offering?		Manager			Co-Manager	N/A		N/A





			PACIFIC SELECT FUND - Diversified Bond Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the
	securities offered, except those purchased by others pursuant to a rights
	offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during
	a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including
	the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from
	a syndicate manager shall not be deemed to be a purchase from an
	Affiliated Underwriter so long as (a) such Affiliated Underwriter did not
	benefit directly or indirectly from, the transaction, and, (b) in the case
	of Eligible Municipal Securities, the purchase was not designated as a
	group sale or otherwise allocated to the account of any Affiliated
	Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: July 12, 2006				Signed:	/s/ Madalina Duta
						Name:   Madalina Duta
						Title:  Regulatory Reporting Manager







PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3
Quarter ending June 30, 2006


						     Comparable Securities
			     Securities Purchased

						     (1)		 (2)		(3)

(1)	Name of Issuer 	     Smith International     Questar Market	N/A	  	N/A
			     Inc.		     Resources, Inc.

(2)	Description of 	     SII, 6.00%		     STR, 6.05% 	N/A		N/A
	Security (name,	     June 15, 2016	     9/1/2016
	coupon, maturity,
	subordination,
	common stock, etc.)

(3)	Date of Purchase	6/15/06		     5/11/06		N/A		N/A
(4)	Unit Price		99.888%		     99.663%		N/A		N/A
(5)	Current Yield		6.050%		     6.196%		N/A		N/A
(6)	Yield to Maturity	6.112%		     6.368%  		N/A		N/A
(7)	Principal Amount of 	$274,692,000	     $249,157,500	N/A		N/A
	Total Offering
(8)	Underwriting Spread	$0.60		     $0.65		N/A		N/A


PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3

							Comparable Securities
				Securities Purchased

							(1)		(2)		(3)

(9)	Names of Underwriters 	Merrill Lynch & Co,	Banc of 	N/A	 	N/A
				Calyon Securities,	America
				(USA), JP Morgan,       Securities LLC,
				LaSalle Capital,	Goldman, Sachs &
				Markets, RBS	 	Co., Harris
				Greenwich Capital	Nesbitt, JP Morgan
							SunTrust Robinson
							Humphrey,
							Wachovia Securities,
							Wells Fargo Securities

(10)	Years of Continuous
	Operation		3 years +		N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$25,831,037		$39,755,571	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.20%			0.36%		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	1.52%			2.34%		N/A		N/A
(14)	Sum of (12) and (13)	1.72%			2.70%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	9.40%			15.60		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased 		Merrill Lynch & Co.	BA Securities	N/A		N/A
							Inc.
(17)	Is Fund Manager a
	Manager or Co-Manager
	in Offering?		Co-Manager		Co-Manager	N/A		N/A





			PACIFIC SELECT FUND - Diversified Bond Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the
	securities offered, except those purchased by others pursuant to a rights
	offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during
	a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including
	the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from
	a syndicate manager shall not be deemed to be a purchase from an
	Affiliated Underwriter so long as (a) such Affiliated Underwriter did not
	benefit directly or indirectly from, the transaction, and, (b) in the case
	of Eligible Municipal Securities, the purchase was not designated as a
	group sale or otherwise allocated to the account of any Affiliated
	Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: July 12, 2006				Signed:	/s/ Madalina Duta
						Name:   Madalina Duta
						Title:  Regulatory Reporting Manager









PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3
Quarter ending June 30, 2006


						     Comparable Securities
			     Securities Purchased

						     (1)		 (2)		(3)

(1)	Name of Issuer 	     Commercial Mortgage     Wachovia Bank  	N/A	  	N/A
			     Pass-Through	     Commercial Mortgage
			     Certificates, Series    Trust 2006-C26 A3
			     2006-C3/Credit Suisse
			     Commercial Mortgage
			     Trust Series 2006-C3
(2)	Description of 	     CSMC 2006-C3 A3	     WBCMT 2006-C26 A3 	N/A		N/A
	Security (name,	     5.8277% June 15, 2038   6.011% June 15,
	coupon, maturity, 			     2045
	subordination,
	common stock, etc.)

(3)	Date of Purchase	6/21/06	 	     6/20/06		N/A		N/A
(4)	Unit Price		99.700%		     100.497%		N/A		N/A
(5)	Current Yield		5.8277%		     6.011%		N/A		N/A
(6)	Yield to Maturity	5.950%		     6.011%  		N/A		N/A
(7)	Principal Amount of 	$1,796,266,000	     $511,749,282	N/A		N/A
	Total Offering
(8)	Underwriting Spread	$0.13		     $0.20		N/A		N/A


PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3

							Comparable Securities
				Securities Purchased

							(1)		(2)		(3)

(9)	Names of Underwriters 	Credit Suisse, PNC 	Citigroup,	N/A	 	N/A
				Capital Markets LLC,	Goldman, Sachs
				JP Morgan		& Co., JP
							Morgan, Lehman
							Brothers

(10)	Years of Continuous
	Operation		3 years +		N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$42,035,576		N/a		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.62%			N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	2.48%			N/A		N/A		N/A
(14)	Sum of (12) and (13)	3.10%			N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	5.09%			N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased 		First Boston		N/A		N/A		N/A
				Corporation
(17)	Is Fund Manager a
	Manager or Co-Manager
	in Offering?		Co-Manager		Co-Manager	N/A		N/A





			PACIFIC SELECT FUND - Diversified Bond Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the
	securities offered, except those purchased by others pursuant to a rights
	offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during
	a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including
	the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from
	a syndicate manager shall not be deemed to be a purchase from an
	Affiliated Underwriter so long as (a) such Affiliated Underwriter did not
	benefit directly or indirectly from, the transaction, and, (b) in the case
	of Eligible Municipal Securities, the purchase was not designated as a
	group sale or otherwise allocated to the account of any Affiliated
	Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: July 12, 2006				Signed:	/s/ Madalina Duta
						Name:   Madalina Duta
						Title:  Regulatory Reporting Manager









PACIFIC SELECT FUND- Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3
Quarter ending June 30, 2006


						     Comparable Securities
			     Securities Purchased

						     (1)		 (2)		(3)

(1)	Name of Issuer 	     Visicu, Inc.	     WebMD	  	Genomic Health 	N/A

(2)	Description of 	     Common Stock	     Common Stock 	Common Stock	N/A
	Security (name,
	coupon, maturity,
	subordination,
	common stock, etc.)

(3)	Date of Purchase	04/04/06	     N/A		N/A		N/A
(4)	Unit Price		$16.00		     $17.50		N/A		N/A
(5)	Current Yield		N/A		     N/A		N/A		N/A
(6)	Yield to Maturity	N/A		     N/A  		N/A		N/A
(7)	Principal Amount of 	$96,000,000	     $120,750,000	$60,200,664	N/A
	Total Offering
(8)	Underwriting Spread	$1.12		     $1.23		$0.88		N/A


PACIFIC SELECT FUND- Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3

							Comparable Securities
				Securities Purchased

							(1)		(2)		(3)

(9)	Names of Underwriters 	Morgan Stanley, 	Morgan Stanley,	JP Morgan 	N/A
				Wachovia Securities,	Goldman, Sachs 	Lehman Brothers,
				Thomas Weisel		& Co.,  	Piper Jaffray,
				Partners		Citigroup	Thomas Weisel
				LLC, William Blair &			Partners LLC,
				Company					JMP Securities


(10)	Years of Continuous
	Operation		3+ years		N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,080			N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.002%			N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	0.830%			N/A		N/A		N/A
(14)	Sum of (12) and (13)	0.832%			N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.005%			N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased 		Thomas Weisel		N/A		N/A		N/A

(17)	Is Fund Manager a
	Manager or Co-Manager
	in Offering?		Yes			N/A		N/A		N/A





			PACIFIC SELECT FUND - Diversified Bond Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the
	securities offered, except those purchased by others pursuant to a rights
	offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during
	a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including
	the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from
	a syndicate manager shall not be deemed to be a purchase from an
	Affiliated Underwriter so long as (a) such Affiliated Underwriter did not
	benefit directly or indirectly from, the transaction, and, (b) in the case
	of Eligible Municipal Securities, the purchase was not designated as a
	group sale or otherwise allocated to the account of any Affiliated
	Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 05/10/06				Signed:	/s/ Dennis Lynch
						Name:   Dennis Lynch
						Title:  Fund Manager